SCHEDULE 14A/DEF INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                      --------------------

                 Filed by the Registrant {X}
          Filed by a Party other than the Registrant { }
                      --------------------


Check the appropriate box:
{ } Preliminary Proxy Statement
{ } Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
{X} Definitive Proxy Statement
{ } Definitive Additional Materials
{ } Soliciting Material Pursuant toss.240.14a-12
                       --------------------


                          CALA CORPORATION
         -------------------------------------------------
          (Name of Registrant as Specified in its Charter)

             ------------------------------------------
                (Name of Person(s) Filing Proxy Statement
                      if other than the Registrant)

                           --------------------


Payment of Filing Fee (Check the appropriate box):
-------------------------------------------------

{X} No fee required.
{ } Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:
                         --------------------

{ } Fee paid previously with preliminary materials.
{ } Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:





                               CALA CORPORATION
	                 1314 Texas Avenue, Suite 410
	                     Houston, Texas 77002



July 1, 2004


To the Shareholders of Cala Corporation:

	The 2004 Annual Meeting of Shareholders of Cala Corporation will be held in the Breeze Room at The Century Plaza Hotel, 2025 Avenue of the Stars, Los Angeles, California, on Saturday, July 31, 2004 at 2:00 p.m. You are invited to attend the meeting, and we hope you will be able to do so. At the meeting, we will have the opportunity to discuss the Company's financial performance during 2003, and our future plans and expectations.

	Whether or not you now plan to attend the Annual Meeting, you are urged to sign, date and mail the enclosed proxy and return it in the enclosed envelope at your earliest convenience. Regardless of the size of your holding, it is important that your shares be represented. If you attend the Annual Meeting, you may withdraw your proxy and vote in person.

				Sincerely,



				Joseph Cala
				Chairman and Chief Executive Officer










                            CALA CORPORATION
	              1314 Texas Avenue, Suite 410
	                  Houston, Texas 77002


	NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

	Notice is hereby given that the Annual Meeting of Shareholders of Cala Corporation will be held in the Breeze Room at The Century Plaza Hotel, 2025 Avenue of the Stars, Los Angeles, California at 2:00 p.m. local time, for the following purposes:

	1.	To elect 3 directors to serve until the next Annual Meeting
of Shareholders and until their successors are duly elected and qualified;
	2.	To ratify the appointment of auditors for the ensuing year;
	3.	To approve an increase in the number of outstanding shares
of common stock from 50 million to 200 million.
	4.	To transact such other business as properly may be brought
before the meeting or any adjournment or postponement thereof.

	The Board of Directors has fixed the close of business on April 12, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

      PLEASE PROMPTLY SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

				By Order of the Board of Directors



				Joseph Cala
				Chairman and Chief Executive Officer

July 1, 2004










                               CALA CORPORATION
	                  1314 Texas Avenue, Suite 410
	                      Houston, Texas 77002



	PROXY STATEMENT

GENERAL INFORMATION

	This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cala Corporation for use at the Annual Meeting of Shareholders to be held on July 31, 2004 and at any adjournment or postponement thereof (the "Annual Meeting"). Shareholders may submit their proxies by signing, dating, and returning the enclosed proxy with the procedures set forth in the enclosed proxy. A proxy may be revoked at any time prior to its exercise by a written revocation bearing a later date than the proxy and filed with the Secretary of Cala Corporation, by submission of a later-dated proxy or by voting in person at the Annual Meeting.
	Only shareholders of record at the close of business on April 12, 2004 are entitled to notice of and to vote at the Annual Meeting. On that date, Cala Corporation had outstanding 50 million shares of common stock with $.05 par value, each of which is entitled to one vote. Provided a quorum is present, the affirmative vote of a majority of the shares of Cala Corporation common stock represented at the Annual Meeting, in person or by proxy, will be necessary for the election of directors, the ratification of the appointment of auditors and the approval of the amendment to the Cala Corporation and the approval of the increase in the number of outstanding shares of common stock from 50 million to 200 million. Abstentions and broker non-votes will be included for purposes of determining a quorum at the Annual Meeting. Broker non-votes will have the same effect as a vote to withhold authority in the election of directors, and abstentions and broker non-votes will have the same effect as a vote against the ratification of auditors and against the approval of the increase in outstanding shares.
	Following the original mailing of proxy soliciting material, officers, employees and directors of Cala Corporation may, without additional compensation, solicit proxies by appropriate means, including by mail, telephone, telecopy and personal interview. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries that are record holders of Cala Corporation's common stock to forward proxy soliciting material to the beneficial owners of such stock, and Cala Corporation will reimburse such record holders for their reasonable expenses. Cala Corporation has retained the firm of Corporate Stock
Transfer to assist in the solicitation of proxies.
	This Proxy Statement and the enclosed proxy are being mailed to shareholders, and are being made available on the Internet at www.undersearesort.com, on or about July 5, 2004.

ELECTION OF DIRECTORS

	Directors will be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. There is no cumulative voting in the election of directors.
	Nominees. The nominees of the Board of Directors are the three persons named below. One of the nominees, Joseph Cala, is currently a member of the Board of Directors. The Board has reviewed each of its nominees and has determined that all directors, with the exception of Joseph Cala, who is the Chief Executive Officer of Cala Corporation, are independent under Nasdaq rules. The Board of Directors has no reason to believe that any nominee will be unable to serve. However, if any nominee or nominees should decline or become unable to serve for any reason, shares represented by the accompanying proxy will be voted for such other person or persons as the Board of Directors may nominate.
	The following sets forth the name, age, and principal occupation of each person nominated by the Cala Corporation board, their positions with Cala Corporation and business experience during at least the last five years, and the year each first was elected or appointed a director:


Principal occupation, information as to other positions with Cala
Corporation,


                              Director
Name			and other directorships			    Age		since

Joseph Cala		Chairman and CEO since 1999		     43		1999

John Del Favero		Chairman, Kavanaugh & Del Favero, LLC,	     44		2004*
			member of Board of Directors of Finance
			And Technologies Associates, and Adjunct
			Professor of Marketing in the M.B.A. program
			of International Technological University in
			Silicon Valley.

Robert Mosley		Certified Public Accountant - has 45	     69		2004*
			years experience with major accounting
			firms and as a sole practicioner.  Previously
			served on the Board of Directors and on
			the audit committee of local bank for 27
			years and a company listed on the NYSE
			for 7 years.

* after vote by the shareholders



CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

	The Board of Directors held three meetings during 2003. All directors were present for 75 percent or more of the total number of meetings of the Board of Directors.

Audit Committee

	The Board plans to elect Robert Mosley and John Del Favero to the Audit Committee. The functions of the Audit Committee are to receive reports with respect to loss contingencies, the public disclosure or financial statement notation of which may be legally required; annually review and examine those matters that relate to a financial and performance audit of our employee plans; recommend to our Board of Directors the selection, retention, and termination of our independent accountants; review the professional services, proposed fees and independence of such accountants; and provide for the periodic review and examination of management performance in selected aspects of corporate responsibility.

Compensation Committee

	The Board plans to elect Robert Mosley and John Del Favero to the Compensation Committee. The functions of the Compensation Committee are to review annually the performance of the President and of the other principal officers whose compensation is subject to the review and recommendation by the Compensation Committee to our Board of Directors. Additionally, the Compensation Committee is to review compensation of outside directors for service on our Board of Directors and for service on committees of our Board of Directors, and to review the level and extent of applicable benefits provided by us with respect to automobiles, travel, insurance, health and medical coverage, stock options and other stock plans and benefits.

DIRECTOR COMPENSATION

	Cala Corporation's nonemployee Directors receive $500 for each Board meeting attended and reimbursement for out-of-pocket expenses incurred in attending Board of Director's meetings.

EXECUTIVE COMPENSATION

	The following table discloses, for the years ending December 31,2001, 2002, and 2003, certain compensation paid to Cala Corporation's Chief Executive Officer, whose total compensation in 2001, 2002, and 2003 exceeded $100,000.00. No other executive officer of Cala Corporation earned more than $100,000.00 during the fiscal years ended December 31, 2001, 2002, and 2003.


                                                        											Total
Name and position	Year	Salary		Restricted Stock Awards		Compensation

Joseph Cala		2001	$150,000	None					$150,000
CEO and Chairman	2002	$150,000	None					$150,000
of the Board		2003	$150,000	None					$150,000

SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS

	The following table lists the names and addresses of the only shareholders known by Cala Corporation to have owned beneficially more than five percent of Cala Corporation's common stock outstanding on April 12,2004, the number of shares they beneficially own, and the percentage of outstanding shares such ownership represents. Such shareholders have sole voting and dispositive power over shares they beneficially own.


Name and Address		Amount of		Percent of
of Beneficial Owner	  Beneficial Ownership		   Class


Joseph Cala			18,500,000	            37%

Wayne and Judith LeBlanc	 2,610,000		     5%


CERTAIN INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

	Security Ownership of Directors and Executive Officers. The following table shows the number of shares of Cala Corporation common stock beneficially owned as of April 12, 2004 by each director and nominee, by each executive officer, and, if at least one-tenth of one percent, the percentage of outstanding shares such ownership represents. Except as indicated, directors, nominees and executive officers have sole voting and dispositive power over shares they beneficially own.


Name		Amount of Beneficial Ownership	Percent of class

Joseph Cala		 18,600,000		      37%

John Del Favero		     50,000		       1%

Robert Mosley		    120,000       	       2%


EXECUTIVE CODE OF ETHICS

	As members of the management team of Cala Corporation, we are uniquely capable and empowered to ensure that all shareholders' interest are appropriately balanced, protected, and preserved. This code provides principles to which management is expected to adhere and advocate. They embody rules regarding individual and peer responsibilities, as well as responsibilities to employers, the public, and our shareholders.

All members of the management team of Cala Corporation will:

	1.	Act with honesty and integrity, avoiding actual or apparent
conflicts of interest in personal and professional relationships.
	2.	Provide information as appropriate to others that is
accurate, complete, objective, relevant, timely, and understandable.
	3.	Exert their best efforts to comply with rules and
regulations of federal, state, and local governments, and other appropriate private and public regulatory agencies.
	4.	Act in good faith, responsibly, and with due care,
competence, and diligence, without misrepresenting material facts or allowing one's independent judgment to be subordinated.
	5.	Respect the confidentiality of information acquired in the
course of one's work except when authorized or otherwise legally obligated to disclose. Confidential information acquired in the course of one's work will not be used for personal advantage.
	6.	Share knowledge and maintain skills important and relevant
to the needs of Cala Corporation and its stockholders.
	7.	Proactively promote ethical behavior as a responsible
partner among peers, in the work environment, and in the community.
	8.	Achieve responsible use of and control over all assets and
resources employed or entrusted.

	All members of the management team of Cala Corporation are accountable for adherence to this Code. In that regard, prompt internal reporting of violations of the Code should be made to the Company's Chief Executive Officer and Chairman of the Audit Committee.
Adopted by management of Cala Corporation on January 1, 2003, to be approved by the Board of Directors.

	Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires Cala Corporation's directors and executive officers, and person who own more than 10 percent of its common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Cala Corporation believes that during fiscal 2003, its directors and executive officers filed all reports required to be filed under Section 16(a) on a timely basis.


OPTION/SAR GRANTS IN LAST FISCAL YEAR : Cala Corporation has no stock option program.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTS

	The independent public accounting firm utilized by Cala Corporation during the fiscal year ended December 31, 2003 was George Brenner, C.P.A. (the "Auditors"). We presently contemplate that the Auditors will be retained as our principal accounting firm throughout the fiscal year ending December 31, 2004. We anticipate that a representative of the Auditors will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of the Auditors will be afforded an opportunity to make a statement of the Auditors so desire.

PROPOSALS BY SHAREHOLDERS

	Any shareholder desiring to have a proposal included in our proxy statement for our 2005 Annual Meeting must deliver such proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934) to our principal executive officers no later than December 31, 2004.

OTHER MATTERS

	Our Board of Directors is not presently aware of any matters to be presented at the meeting other than those described above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy on such matters in accordance with their judgment.

ANNUAL REPORT

	A copy of our 2003 Annual Report to Shareholders which includes our financial statements for the fiscal year ended December 31, 2003 was mailed with this Notice and Proxy Statement on or about June 30, 2003 to all shareholders of record on April 16, 2004. We will provide our complete Annual Report on Form 10-K at no charge to any requesting person.

				CALA CORPORATION


				Joseph Cala
				Chairman and CEO

Houston, Texas
July 1, 2004









                                   CALA CORPORATION
	                      1314 Texas Avenue, Suite 410
	                           Houston, Texas 77002

ANNUAL MEETING DATE July 31, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

The undersigned shareholder of Cala Corporation (the "Company"), an
Oklahoma Corporation, hereby constitutes and appoints Joseph Cala proxy, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according to the number of shares of the Company's $0.05 par value common stock held of record by the undersigned on April 16, 2004, and as fully as the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders to be held at the Breeze Room at the Century Plaza Hotel, 2025 Avenue of the Starts, Los Angeles, California, on July 31, 2004 at 2:00 p.m. local time, and at any postponements or adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF PROPERLY EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF ALL LISTED NOMINEES TO THE BOARD OF DIRECTORS AND FOR EACH OF THE OTHER ITEMS SET FORTH ON THE PROXY.

1.	Election of Directors:
	______   	For all nominees listed below (except for those names
marked with an "X" through them)
 	______	Withhold authority to vote for all nominees listed below

	Joseph Cala	John Del Favero      Robert Mosley

2.	Proposal to ratify the appointment of George C. Brenner as auditors for the ensuing year.

	______ FOR    _______   AGAINST		_______ ABSTAIN

3.	Proposal to approve an increase in the number of outstanding shares of common stock from 50 million to 200 million.

	______ FOR    _______   AGAINST		_______ ABSTAIN

4.	To transact such other business as properly may be brought before the meeting or any adjournment or postponement thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated July 2, 2004, and the Proxy Statement furnished therewith.

				Dated: ___________________

				___________________________
						Signature
				____________________________
				   Signature if held jointly

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing.


TO SAVE THE COMPANY ADDITIONAL VOTE SOLICITATION EXPENSE, PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE.

____ ANNUAL MEETING. Please check here to indicate that you plan to attend the Annual Meeting of Shareholders on July 31, 2004.




                             FINANCIAL STATEMENTS
                          DECEMBER 31, 2003 AND 2002
                                    WITH
                       REPORT OF INDEPENDENT REGISTERED
                            PUBLIC ACCOUNTING FIRM
                               CALA CORPORATION



                                    CONTENTS




  Report of Independent Registered Accountant			1

  Balance Sheets						2

  Statements of Operations					3

  Statement of Stockholders' Deficit				4

  Statements of Cash Flows					5

  Notes to Financial Statements		         		6thru8












                            George Brenner, CPA
                        A Professional Corporation
                     10680 W. PICO BOULEVARD, SUITE 260
                        LOS ANGELES, CALIFORNIA 90064
                       310/202/6445  Fax 310/202/6494


Board of Directors and Stockholders
Cala Corporation

I have audited the accompanying balance sheet of Cala Corporation as of December 31, 2003 and 2002, and the related statements of operations, stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that
I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects,the financial position of Cala Corporation as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as going concern. As discussed in Note 5, the Company has limited assets, limited working capital, an accumulated deficit of approximately $9,847,000 and has sustained losses which together raise substantial doubt about its ability to continue as a going concern. Management plans regarding those matters are described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


George Brenner
Certified Public Accountant

Los Angeles, California
June 28, 2004

                                          1














                                   CALA CORPORATION
                                    BALANCE SHEETS


           					        December 31,
						      2003	 2002

ASSETS

Current Assets:
	Cash				            $  457    $    456
	Brokerage Account, at market value	       580	 2,678
                                                       ---         ---
Total Assets					    $1,037    $  3,134


LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
	Accounts payable 		          $85,020   $ 21,375
	Loan payable				   25,000     25,000
	Loan payable  officer			   16,678     59,085
	Accrued salary  officer	          540,000    390,000
                                                  -------    -------
		Total Current Liabilities	  666,698    495,460
Stockholders' Deficit
	Common stock, par value $.005
	   50,000,000 shares authorized
	   46,868,637 and 44,913,637 shares
	      issued and outstanding, 2003
              and 2002 respectively		  234,343    224,568
Additional paid-in capital			8,947,298  8,906,530
Accumulated (Deficit)			       (9,847,302)(9,623,424)
                                                ---------  ---------
	Total Deficit			         (665,661)  (492,326)
                                                  =======    =======

Total Liabilities and Stockholders' Deficit      $ 1,037     $ 3,134



                      See Notes to Financial Statements
                                      2











                               CALA CORPORATION
                            STATEMENTS OF OPERATIONS




						 For The Years Ended
                                                     December 31,
						    2003       2002
Operating Expenses:
Salary  Officer				          150,000     150,000
General and Administrative Expenses		   78,798      45,788
Interest Expense			            3,125	3,125
                                                   ------      ------
						  231,923     198,913
                                                  =======     =======
Loss from Continuing Operations
  Before Provision for Income Taxes		 (231,923)   (198,913)

Provision For Taxes					                          0	              0

Loss from Continuing Operations			$(231,923)  $(198,913)

Income from Discontinued Operations		    8,045      13,486
                                                  -------     -------

Net (Loss)					$(223,878)  $(185,427)

Basic and Diluted Loss Per Common Share

Loss from Continuing Operations			$ (0.0051)  $ (0.0039)

Income from Discontinued Operations		   0.0002      0.0003
                                                   ------      ------

Net (Loss)					$ (0.0049)  $ (0.0036)

Basic and Diluted Weighted Average
   Common Shares Outstanding			45,474,295  49,439,372



                          See Notes to Financial Statements
                                        3











                                     CALA CORPORATION
                           STATEMENT OF STOCKHOLDERS' DEFICIT
                   FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002



				     Common
			Number of   Stock at  Additional
			  Shares     $0.005    Paid-In	Accumulated   Total
		       Outstanding Par Value   Capital   Deficit     Deficit

Balance,
January 1, 2001        50,066,970 $ 250,335 $8,875,763 $(9,437,997)$(311,899)

Capital contributed			      5,000	              5,000

Shares returned
to treasury            (5,153,333)  ( 25,767) 25,767			 --

Net Loss		                                  (185,427) (185,427)
                        ---------   --------  ------       -------   -------

Balance,
December 31, 2002	44,913,637   224,568  8,906,530	 (9,623,424)(492,326)

Issuance of shares	 8,320,000    41,600	  8,943		      50,543

Shares returned
to treasury             (6,365,000)  (31,825)	 31,825			  --

Net Loss			                          (223,878) (223,878)
                         ---------    ------     ------    -------   -------

Balance,
December 31, 2003	46,868,637 $234,343 $8,947,298 $(9,847,302)$(665,661)
                        ==========  =======  =========   =========   =======


                              See Notes to Financial Statements
                                             4





                                     CALA CORPORATION
                                 STATEMENTS OF CASH FLOWS




                                                       For the Years Ended
                                                           December 31
							 2003	   2002

Cash flows from operating activities
	Loss					      $(223,878) $(185,427)
	Plus: income from discontinued operations         8,045	    13,486
	Loss from continuing operations		       (231,923)   (198,913)

Adjustments to reconcile net loss to net cash
	Brokerage account			         2,098      (2,678)
	Accounts payable				63,645	      (875)
	Loan payable					    --	     25,000
	Loan payable  officer			       (42,407)	      9,085
	Accrued salary  officer		       150,000	    150,000
                                                       -------      -------

Cash required by operations			       (58,587)	    (18,381)
                                                        ------       ------

Cash flows from investing activities		            --	         --
                                                        ------       -------

Cash flows from financing activities			    --	         --
                                                        ------       -------

	Shares issued					50,543	         --
	Capital contributed				     -	       5,000
                                                        ------        ------
							50,543	       5,000
                                                        ------         -----

Cash used in continuing operations			(8,044)	     (13,381)
Cash provided by discontinued operations		 8,045	      13,486
                                                         -----        ------

Cash increase (decrease)				     1	        105

Cash at beginning of period			           456	        351
                                                           ---          ---

Cash at end of period				          $457	       $456
                                                           ===          ===

Supplemental cash flow information
	Income taxes paid		                   $--	        $--
                                                           ===          ===
	Interest paid				           $--	        $--
                                                           ===          ===


                          See Notes to Financial Statements
                                           5











                                 CALA CORPORATION
                            NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 2003 and 2002
                                     ORGANIZATION

Cala Corporation (formerly Magnolia Foods, Inc.) was incorporated on
June 13,1985 under the laws of the State of Oklahoma. The Company's sole industry segment was the business of owning, operating, licensing and joint venturing restaurants. See Note 8B regarding the Company's proposed business model.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.Basis - The Company uses the accrual method of accounting.

B.Cash and cash equivalents - The Company considers all short term,highly liquid investments that are readily convertible within three months to known amounts as cash equivalents. Currently, it has no cash equivalents.

C.Loss per share - Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 "Earnings Per Share". Basic loss per share reflects the amount of losses for the period available to each share of common stock outstanding during the reporting period, while giving effect to all dilutive potential common shares that were outstanding during the period, such as stock options and convertible securities. As of December 31, 2003 and 2002, the Company had no issuable shares qualified as dilutive. Had there been dilutive securities they would be excluded from the loss per share calculation because their inclusion would be antidilutive.

D.Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

E.Policy in Regards to Issuance of Common Stock in a Non-Cash Transaction:

The company's accounting policy for issuing shares in a non-cash transaction is to issue the equivalent amount of stock equal to the fair market value of the assets or services received.

F.Shares Returned to Treasury

In connection with the failed merger (Note 6), the Company recouped 5,000,000 of its shares which were returned to the treasury in 2002 at no value. In addition, in 2003 the Company's President purchased 5,000,000 shares at approximately $50,000 which shares were returned to the treasury at no cost.


                                         6









                                 CALA CORPORATION
                           NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 2003 AND 2002



NOTE 2 RELATED PARTY TRANSACTIONS

Loans payable were advances made by an officer of the Company. The loan is unsecured interest free and payable upon demand. Balance of the loan as of December 31, 2003 is approximately $16,000. Also, see Note 1, Item F.

Compensation incurred but not paid to the Company's president totaled $540,000 and $390,000 at December 31, 2003 and 2002, respectively.

NOTE 3 - LOAN PAYABLE - OTHER

Payable to an individual, $25,000 on demand, and unsecured with interest at 12.5% per annum. See Subsequent Events, Note 8A.

NOTE 4  INCOME TAXES

Deferred income taxes are provided for the tax effect of transactions reported in the financial statements in a period different from which they are reported for income tax purposes. Compensation for the officer's salary is deductible for tax purposes only when paid.

The Company had a substantial net operating loss carry-forward (NOL) and because if its losses has been unable to use it. Carry-forward losses incurred prior to August 6, 1997 can be carried forward 15 years; losses after that date can be carried forward 20 years. The Company was incorporated in 1985 consequently the NOL carry-forward period may be expiring.

Because of the uncertainty of the Company's future profitability, and because any net operating losses applied against future profits are uncertain, no tax benefits are recorded in these financial statements.

A valuation allowance for the entire deferred tax benefit on the $540,000 accrued officer salary has been provided.


                                    7










                              CALA CORPORATION
                       NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 2003 AND 2002


NOTE 5  GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has a deficit of approximately $9,840,000 and has not established revenues sufficient to cover its operating costs. This uncertainty raises substantial doubt about the Company's ability to continue as a going concern

It is the intent of the Company to earn revenues from services as set forth in Note 7B "Subsequent Events". Until sufficient revenues are earned, management intends to issue additional shares of its common stock for cash, services, and expenses on behalf of the Company.


NOTE 6  CONTINGENCIES

The Company has obtained a judgment of approximately $2,700,000 in connection with a failed merger. Because of the uncertainty of collection, no amount of the judgment is included in the accompanying financial statements. However, as set forth in Note 1, Item F., the Company recouped 5,000,000 shares of its common stock.

NOTE 7  DISCONTINUED OPERATIONS

As set forth in Note 1, the Company is no longer in the restaurant business. The Company has accounted for this discontinuance as discontinued operations in accordance with SFAS N0.144. Accordingly, the Company has reflected the restaurant activity as discontinued operations in the accompanying financial statements. The following is a summary of activities from discontinued operations for the year ended December 31, 2003 and 2002.



				 		 2003		 2002
Revenue					       $11,339	      $275,830
Expenses				         3,294	       262,344
Income Before Provision for Income Taxes	 8,045	        13,486
Provision for Income Taxes			    --              --
 Income from Discontinued Operations		$8,045	       $13,486


                                           8










NOTE 8  SUBSEQUENT EVENTS

A.During the first quarter of 2004, the Company issued 2,500,000 shares of stock in payment of the Loan Payable Other (Note 3).

B.The Company's new business model is to construct and operate Undersea
Resorts.
There can be no assurance that the company will be successful in its new venture.

                                      9